UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 13, 2017

Federal Home Loan Bank of Pittsburgh
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51395	25-6001324
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 Grant Street, Pittsburgh, Pennsylvania		15219
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	412-288-3400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors.

This Current Report on Form 8-K/A is intended by the Federal Home Loan Bank of Pittsburgh ("Bank") to amend the Current Report on Form 8-K filed on November 13, 2017 in order to add information about the standing Committees of the Bank’s Board of Directors ("Board") on which the newly elected and re-elected Directors shall serve in 2018.

On January 10, 2018 the Board approved:

1) Rev. Luis A. Cortés, President and CEO, Esperanza to serve as Chair of the Affordable Housing Products & Services Committee and to serve on the Human Resources and Office of Minority and Women Inclusion Committee (Human Resources & OMWI Committee);

2) Mr. Glenn E. Moyer, Director, Univest Bank and Trust Company to serve on the Audit Committee and to serve on the Governance and Public Policy Committee;

3) Mr. Thomas H. Murphy, Vice President of Information Technology and Chief Information Officer, University of Pennsylvania to serve as Chair of the Operational Risk Committee and to serve on the Governance and Public Policy Committee; and

4) Mr. Charles J. Nugent, Vice President Fulton Bank, N.A. to serve on the Finance Committee, the Human Resources & OMWI Committee and as Vice Chair of the Enterprise Risk Management Committee.

In addition, the Board approved the following Committee assignments for 2018 for both the newly elected and all other directors. The composition of each Committee of the Board of Directors for 2018 is:

AUDIT
Mr. Bradford E. Ritchie, Chair
Ms. Teresa B. Bazemore, Vice Chair
Mr. James R. Biery
Mr. William C. Marsh
Mr. Glenn E. Moyer

AFFORDABLE HOUSING, PRODUCTS & SERVICES
Rev. Luis A. Cortés, Chair
Mr. James R. Biery, Vice Chair
Ms. Pamela C. Asbury
Ms. Teresa B. Bazemore
Mr. Glenn R. Brooks

ENTERPRISE RISK MANAGEMENT
Mr. William C. Marsh, Chair
Mr. Charles J. Nugent, Vice Chair
This is a committee of the whole Board of Directors.

FINANCE
Ms. Charlotte B. McLaughlin, Chair
Mr. Madhukar (Duke) Dayal, Vice Chair
Mr. John K. Darr
Mr. Brendan J. McGill
Mr. Charles J. Nugent

GOVERNANCE & PUBLIC POLICY
Ms. Lynda A. Messick, Chair
Mr. William C. Marsh, Vice Chair
Mr. Glenn E. Moyer
Mr. Thomas H. Murphy
Mr. Bradford E. Ritchie

HUMAN RESOURCES & OMWI
Mr. Brendan J. McGill, Chair
Mr. Glenn R. Brooks, Vice Chair
Rev. Luis A. Cortés
Ms. Lynda A. Messick
Mr. Charles J. Nugent

OPERATIONAL RISK
Mr. Thomas H. Murphy, Chair
Ms. Pamela C. Asbury, Vice Chair
Mr. John K. Darr
Mr. Madhukar (Duke) Dayal
Ms. Charlotte B. McLaughlin

EXECUTIVE COMMITTEE
Mr. Patrick A. Bond, Chair
Ms. Lynda A. Messick, Vice Chair
Rev. Luis A. Cortés
Mr. William C. Marsh
Mr. Brendan J. McGill
Ms. Charlotte B. McLaughlin
Mr. Thomas H. Murphy
Mr. Bradford E. Ritchie

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Pittsburgh

January 11, 2018	By:	/s/ Dana A. Yealy

Name: Dana A. Yealy
Title: Managing Director, General Counsel and Corporate Secretary